Note 9 - Loan Payable	6 Months Ended
Jun. 30, 2021
Statement Line Items [Line Items]
Disclosure of borrowings [text block]
9.	LOAN PAYABLE

In 2020, the Company received loans of $100,000 through Canadian Emergency Business Account Program (“CEBA Loan”), which provides financial relief for Canadian small business during the COVID-19 pandemic. The CEBA loan has an initial term date on December 31, 2021 (the “Initial Term Date”) and may be extended to December 31, 2025. The CEBA Loan is non-revolving, with an interest rate being 0% per annum prior to the initial Term Date. Repayment of principal is not required before December 31, 2022. The loan payments can be made at any time without fees or penalties. Repaying the balance of the CEBA loan on or before December 31, 2022 will result in a loan forgiveness of $30,000. During the period, the Company received $20,000 additional CEBA loan and loan forgiveness $10,000 has been recorded as a reduction of general and administrative expense.